EX-99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Sutton Trading Solutions, Inc. for the fiscal year ended March 31, 2002, I, Jonathan Siegel, Chairman and Chief Executive Officer of Sutton Trading Solutions, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

               (1) such Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Sutton Trading Solutions, Inc.

August 13, 2002                        /s/ JONATHAN SIEGEL
                                       -----------------------------------------
                                       Jonathan Siegel
                                       Chairman and Chief Executive Officer